Exhibit 99.1

COMPARATIVE BALANCE SHEETS

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	FILING DATE 06/19/03	06/30/03
ASSETS

CURRENT ASSETS

Cash	320,435	274,209
Other negotiable instruments	5,004	5,004
Accounts Receivable (OPR-3)	1,915,718	1,829,984
Less: Allowance for doubtful accounts (OPR-3)	(390,569)	(390,569)
Unbilled accounts receivable	226,495	217,855
Prepaid expenses and deposits	668,345	629,859

TOTAL CURRENT ASSETS	2,745,428	2,566,342

PROPERTY, PLANT, AND EQUIPMENT, AT COST	4,855,250	4,855,250

Less: Accumulated Depreciation	(4,186,869)	(4,210,307)

NET PROPERTY, PLANT, AND EQUIPMENT	668,381	644,943

OTHER ASSETS
Intercompany receivables	46,490,730	46,490,730
Misc	1,089	1,089

TOTAL ASSETS	49,905,628	49,703,104

COMPARATIVE BALANCE SHEETS

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	FILING DATE 06/19/03	06/30/03
LIABILITIES

POST PETITION LIABILITIES	0	32,401

PRE-PETITION LIABILITIES

Priority Debt	2,000,000	2,000,000
Unearned interest on priority debt	(578,664)	(578,664)

Net present value of priority debt	1,421,336	1,421,336
Capital lease obligations	295,395	295,395
Trade Payables (as of 6/19/03)	1,184,581	1,329,606
Accrued expenses	5,421,058	5,069,767
Deferred revenue	3,975,708	3,843,592
Other liabilities	30,694	30,694

TOTAL LIABILITIES	12,328,772	12,022,791

SHAREHOLDER’S EQUITY (DEFICIT)
Common Stock	476,919	476,919
Paid-In Capital	3,742,307,224	3,742,186,583
Deferred compensation	(486,753)	(317,278)
Retained Earnings
Through Filing Date (as of 6/19/03)	(3,705,114,155)	(3,705,114,155)
Post Filing Date	0	54,623
Cumulative translation adjustment	393,621	393,621

TOTAL SHAREHOLDER’S EQUITY	37,576,856	37,680,313

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	49,905,628	49,703,104

Accounts Receivable Detail

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
ACCOUNTS RECEIVABLE

Date: 06/19/03
Gross Accounts Receivable	1,915,718	577,016	206,683	257,590	874,429
Allowance for Doubtful Accounts	(390,569)	(35,556)	(16,497)	(20,607)	(317,909)

Net	1,525,149	541,460	190,186	236,983	556,520

Date: 06/30/03
Gross Accounts Receivable	1,829,984	785,552	44,173	63,428	936,831
Allowance for Doubtful Accounts	(390,569)	(47,990)	(3,496)	(5,074)	(334,009)

Net	1,439,415	737,562	40,677	58,354	602,822

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	FILING DATE 06/19/03	06/30/03
TAXES PAYABLE
Sales & Use Taxes		15,037

TOTAL TAXES PAYABLE	0	15,037

POSTPETITION UNSECURED DEBT
Accrued Payroll		16,646
Trade Payables		718

TOTAL UNSECURED POSTPETITION	0	17,364

Totals	0	32,401

INCOME STATEMENT

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	Filing Date 06/19/03 to 6/30/00	Period 06/30/03 to 9/30/03
NET REVENUE (INCOME)	356,618

COST OF GOODS SOLD	43,890

GROSS PROFIT	312,728	0

Research and Development	54,884
Selling and Marketing	69,786
General and Administrative	83,620
Stock Compensation	48,836

TOTAL OPERATING EXPENSES	257,126	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	55,602	0

Other income (loss)	(1,121)
Interest income	31
Gain (loss) from discontinued operations	111

NET INCOME (LOSS)	54,623	0

STATEMENT OF SOURCES AND USES OF CASH		Form OPR-6
REV 7/92

Debtor: Engage, Inc.	Month Ended:
Case Number: 03-43655-JBR

	MONTH 6/30/2003	MONTH 7/31/2003	MONTH 8/31/2003	MONTH 9/30/2003
SOURCES OF CASH
Income (Loss) From Operations	54,623
Add: Depreciation	23,438
Add: Stock Compensation	48,834
CASH GENERATED FROM OPERATIONS
Add: Decrease in Assets
Accounts Receivable and Unbilled Accounts Receivable	94,374
Prepaid Expenses and Deposits	38,486
Increase in Liabilities
Pre-Petition Liabilities	—
Post-Petition Liabilities	32,401

TOTAL SOURCES OF CASH (A)	292,156	—	—	—

USES OF CASH
Increase in Assets
Accounts Receivable	—
Prepaid Expenses and Deposits	—
Decrease in Liabilities
Pre-Petition Liabilities	(338,382)
Post-Petition Liabilities	—

TOTAL USES OF CASH (B)	(338,382)	—	—	—

NET SOURCE (USE) OF CASH (A-B=NET)	(46,226)	—	—	—

CASH - BEGINNING BALANCE (See OPR-1)	320,435

CASH - ENDING BALANCE (See OPR-1)	274,209	—	—	—

COMPARATIVE BALANCE SHEETS

Debtor: Adknowledge, Inc

Case Number: 03-43661, (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	06/30/03
ASSETS

CURRENT ASSETS

Accounts Receivable (OPR-3)	967,342	964,647
Less: Allowance for doubtful accounts (OPR-3)	(640,585)	(637,890)

TOTAL CURRENT ASSETS	326,757	326,757

PROPERTY, PLANT, AND EQUIPMENT, AT COST

Less: Accumulated Depreciation

NET PROPERTY, PLANT, AND EQUIPMENT

OTHER ASSETS
Goodwill & Loan Fees
Less: Accumulated Amortization
Intercompany receivables
Misc	47,787	47,787

TOTAL ASSETS	374,544	374,544

COMPARATIVE BALANCE SHEETS

Debtor: Adknowledge, Inc

Case Number: 03-43661, (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	06/30/03
LIABILITIES

POST PETITION LIABILITIES

PRE-PETITION LIABILITIES

Accrued expenses	17,373	17,373
Deferred revenue	326,757	326,757
Intercompany payables	21,308,129	21,308,129
Other liabilities	40,994	40,994

TOTAL LIABILITIES	21,693,253	21,693,253

SHAREHOLDER’S EQUITY (DEFICIT)
Common Stock
Paid-In Capital	168,035,744	168,035,744
Deferred compensation
Retained Earnings
Through Filing Date (as of 6/19/03)	(189,356,478)	(189,356,478)
Post Filing Date
Cumulative translation adjustment	2,025	2,025

TOTAL SHAREHOLDER’S EQUITY	(21,318,709)	(21,318,709)

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	374,544	374,544

Accounts Receivable Detail

Debtor: Adknowledge, Inc

Case Number: 03-43661, (Jointly Administered under 03-43655-JBR)

	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
ACCOUNTS RECEIVABLE

Date: 06/19/03
Gross Accounts Receivable	967,342				967,342
Allowance for Doubtful Accounts	(640,585)				(640,585)

Net	326,757				326,757

Date: 06/30/03
Gross Accounts Receivable	964,647				964,647
Allowance for Doubtful Accounts	(637,890)				(637,890)

Net	326,757				326,757

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Adknowledge, Inc

Case Number: 03-43661, (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	06/30/03
TAXES PAYABLE
Sales & Use Taxes

TOTAL TAXES PAYABLE	0	0

POSTPETITION UNSECURED DEBT
Accrued Payroll
Trade Payables

TOTAL UNSECURED POSTPETITION	0	0

Totals	0	0

INCOME STATEMENT

Debtor: Adknowledge, Inc

Case Number: 03-43661, (Jointly Administered under 03-43655-JBR)

	Filing Date 06/19/03 06/30/03	Period 06/30/03 to 9/30/03
NET REVENUE (INCOME)

COST OF GOODS SOLD

GROSS PROFIT	0	0

Selling and Marketing
General and Administrative
Other:

TOTAL OPERATING EXPENSES	0	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	0	0

INTEREST EXPENSE
DEPRECIATION
AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
EXTRAORDINARY INCOME (EXPENSE)

NET INCOME (LOSS)	0	0

COMPARATIVE BALANCE SHEETS

Debtor: Adsmart Corp.

Case Number: 03-43657 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	06/30/03
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments
Accounts Receivable (OPR-3)	718,616	718,616
Less: Allowance for doubtful accounts (OPR-3)	(718,616)	(718,616)
Unbilled accounts receivable
Prepaid expenses and deposits
Other

TOTAL CURRENT ASSETS

PROPERTY, PLANT, AND EQUIPMENT, AT COST

Less: Accumulated Depreciation

NET PROPERTY, PLANT, AND EQUIPMENT

OTHER ASSETS
Goodwill & Loan Fees
Less: Accumulated Amortization
Intercompany receivables	29,386,643	29,386,643
Misc

TOTAL ASSETS	29,386,643	29,386,643

COMPARATIVE BALANCE SHEETS

Debtor: Adsmart Corp.

Case Number: 03-43657 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	06/30/03
LIABILITIES

POST PETITION LIABILITIES

PRE-PETITION LIABILITIES

Priority Debt
Unearned interest on priority debt

Net present value of priority debt
Capital lease obligations
Trade Payables (as of 6/19/03)
Accrued expenses	351,974	351,974
Deferred revenue
Other liabilities

TOTAL LIABILITIES	351,974	351,974

SHAREHOLDER’S EQUITY (DEFICIT)
Common Stock
Paid-In Capital	88,096,563	88,096,563
Deferred compensation
Retained Earnings
Through Filing Date (as of 6/19/03)	(59,061,894)	(59,061,894)
Post Filing Date
Cumulative translation adjustment

TOTAL SHAREHOLDER’S EQUITY	29,034,669	29,034,669

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	29,386,643	29,386,643

Accounts Receivable Detail

Debtor: Adsmart Corp.

Case Number: 03-43657 (Jointly Administered under 03-43655-JBR)

	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
ACCOUNTS RECEIVABLE

Date: 06/19/03
Gross Accounts Receivable	718,616				718,616
Allowance for Doubtful Accounts	(718,616)				(718,616)

Net

Date: 06/30/03
Gross Accounts Receivable	718,616				718,616
Allowance for Doubtful Accounts	(718,616)				(718,616)

Net

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Adsmart Corp.

Case Number: 03-43657 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	06/30/03
TAXES PAYABLE
Sales & Use Taxes

TOTAL TAXES PAYABLE	0	0

POSTPETITION UNSECURED DEBT
Accrued Payroll
Trade Payables

TOTAL UNSECURED POSTPETITION	0	0

Totals	0	0

INCOME STATEMENT

Debtor: Adsmart Corp.

Case Number: 03-43657 (Jointly Administered under 03-43655-JBR)

	Filing Date 06/19/03 06/30/03	Period 06/30/03 to 9/30/03
NET REVENUE (INCOME)

COST OF GOODS SOLD

GROSS PROFIT	0	0

Selling and Marketing
General and Administrative
Other:

TOTAL OPERATING EXPENSES	0	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	0	0

INTEREST EXPENSE
DEPRECIATION
AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
EXTRAORDINARY INCOME (EXPENSE)

NET INCOME (LOSS)	0	0

COMPARATIVE BALANCE SHEETS

Debtor: Flycast Communications Corp.

Case Number: 03-43659 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	06/30/03
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments
Accounts Receivable (OPR-3)	206,589	206,589
Less: Allowance for doubtful accounts (OPR-3)
Unbilled accounts receivable
Prepaid expenses and deposits
Other

TOTAL CURRENT ASSETS	206,589	206,589

PROPERTY, PLANT, AND EQUIPMENT, AT COST

Less: Accumulated Depreciation

NET PROPERTY, PLANT, AND EQUIPMENT

OTHER ASSETS
Goodwill & Loan Fees
Less: Accumulated Amortization
Intercompany receivables	7,795,042	7,795,042
Misc

TOTAL ASSETS	8,001,631	8,001,631

COMPARATIVE BALANCE SHEETS

Debtor: Flycast Communications Corp.

Case Number: 03-43659 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	06/30/03
LIABILITIES

POST PETITION LIABILITIES

PRE-PETITION LIABILITIES

Priority Debt
Unearned interest on priority debt

Net present value of priority debt
Capital lease obligations
Trade Payables (as of 6/19/03)	930,273	930,273
Accrued expenses	545,988	545,988
Deferred revenue	206,589	206,589
Other liabilities

TOTAL LIABILITIES	1,682,850	1,682,850

SHAREHOLDER’S EQUITY (DEFICIT)
Common Stock
Paid-In Capital	896,997,923	896,997,923
Deferred compensation
Retained Earnings
Through Filing Date (as of 6/19/03)	(890,679,142)	(890,679,142)
Post Filing Date
Cumulative translation adjustment

TOTAL SHAREHOLDER’S EQUITY	6,318,781	6,318,781

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	8,001,631	8,001,631

Accounts Receivable Detail

Debtor: Flycast Communications Corp.

Case Number: 03-43659 (Jointly Administered under 03-43655-JBR)

	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
ACCOUNTS RECEIVABLE
Date: 06/19/03
Gross Accounts Receivable	206,589				206,589
Allowance for Doubtful Accounts	0

Net	206,589				206,589

Date: 06/30/03
Gross Accounts Receivable	206,589				206,589
Allowance for Doubtful Accounts	0

Net	206,589				206,589

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Flycast Communications Corp.

Case Number: 03-43659 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	06/30/03
TAXES PAYABLE
Sales & Use Taxes

TOTAL TAXES PAYABLE	0	0

POSTPETITION UNSECURED DEBT
Accrued Payroll
Trade Payables

TOTAL UNSECURED POSTPETITION	0	0

Totals	0	0

INCOME STATEMENT

Debtor: Flycast Communications Corp.

Case Number: 03-43659 (Jointly Administered under 03-43655-JBR)

	Filing Date 06/19/03 06/30/03	Period 06/30/03 to 9/30/03
NET REVENUE (INCOME)

COST OF GOODS SOLD

GROSS PROFIT	0	0

Selling and Marketing
General and Administrative
Other:

TOTAL OPERATING EXPENSES	0	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	0	0

INTEREST EXPENSE
DEPRECIATION
AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
EXTRAORDINARY INCOME (EXPENSE)

NET INCOME (LOSS)	0	0

COMPARATIVE BALANCE SHEETS

Debtor: Internet Profiles Corp.

Case Number: 03-43662 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	06/30/03
ASSETS

CURRENT ASSETS

Cash	20,000	20,000
Other negotiable instruments
Accounts Receivable (OPR-3)	34,508	34,183
Less: Allowance for doubtful accounts (OPR-3)	(34,508)	(34,183)
Unbilled accounts receivable
Prepaid expenses and deposits
Other

TOTAL CURRENT ASSETS	20,000	20,000

PROPERTY, PLANT, AND EQUIPMENT, AT COST

Less: Accumulated Depreciation

NET PROPERTY, PLANT, AND EQUIPMENT

OTHER ASSETS
Goodwill & Loan Fees
Less: Accumulated Amortization
Intercompany receivables
Misc

TOTAL ASSETS	20,000	20,000

COMPARATIVE BALANCE SHEETS

Debtor: Internet Profiles Corp.

Case Number: 03-43662 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	06/30/03
LIABILITIES

POST PETITION LIABILITIES

PRE-PETITION LIABILITIES

Priority Debt
Unearned interest on priority debt
Net present value of priority debt
Capital lease obligations
Trade Payables (as of 6/19/03)
Accrued expenses	10,383	10,383
Deferred revenue
Intercompany payables	27,313,955	27,313,955
Other liabilities

TOTAL LIABILITIES	27,324,338	27,324,338

SHAREHOLDER’S EQUITY (DEFICIT)
Common Stock
Paid-In Capital	32,997,877	32,997,877
Deferred compensation
Retained Earnings
Through Filing Date (as of 6/19/03)	(60,302,215)	(60,302,215)
Post Filing Date
Cumulative translation adjustment

TOTAL SHAREHOLDER’S EQUITY	(27,304,338)	(27,304,338)

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	20,000	20,000

Accounts Receivable Detail

Debtor: Internet Profiles Corp.

Case Number: 03-43662 (Jointly Administered under 03-43655-JBR)

	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
ACCOUNTS RECEIVABLE

Date: 06/19/03
Gross Accounts Receivable	34,508				34,508
Allowance for Doubtful Accounts	(34,508)				(34,508)

Net	0				0

Date: 06/30/03
Gross Accounts Receivable	34,183				34,183
Allowance for Doubtful Accounts	(34,183)				(34,183)

Net	0				0

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Internet Profiles Corp.

Case Number: 03-43662 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	06/30/03
TAXES PAYABLE
Sales & Use Taxes

TOTAL TAXES PAYABLE	0	0

POSTPETITION UNSECURED DEBT
Accrued Payroll
Trade Payables

TOTAL UNSECURED POSTPETITION	0	0

Totals	0	0

INCOME STATEMENT

Debtor: Internet Profiles Corp.

Case Number: 03-43662 (Jointly Administered under 03-43655-JBR)

	Filing Date 06/19/03 to 6/30/03	Period 06/30/03 to 9/30/03
NET REVENUE (INCOME)

COST OF GOODS SOLD

GROSS PROFIT	0	0

Selling and Marketing
General and Administrative
Other:

TOTAL OPERATING EXPENSES	0	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	0	0

INTEREST EXPENSE
DEPRECIATION
AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
EXTRAORDINARY INCOME (EXPENSE)

NET INCOME (LOSS)	0	0

COMPARATIVE BALANCE SHEETS

Debtor: Mediabridge Technologies, Inc.

Case Number: 03-43656 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	06/30/03
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments
Accounts Receivable (OPR-3)
Less: Allowance for doubtful accounts (OPR-3)
Unbilled accounts receivable
Prepaid expenses and deposits	93,655	93,655
Other

TOTAL CURRENT ASSETS	93,655	93,655

PROPERTY, PLANT, AND EQUIPMENT, AT COST

Less: Accumulated Depreciation

NET PROPERTY, PLANT, AND EQUIPMENT

OTHER ASSETS
Goodwill & Loan Fees
Less: Accumulated Amortization
Intercompany receivables
Misc

TOTAL ASSETS	93,655	93,655

COMPARATIVE BALANCE SHEETS

Debtor: Mediabridge Technologies, Inc.

Case Number: 03-43656 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	06/30/03
LIABILITIES

POST PETITION LIABILITIES

PRE-PETITION LIABILITIES

Priority Debt
Unearned interest on priority debt

Net present value of priority debt
Capital lease obligations
Trade Payables (as of 6/19/03)
Accrued expenses	3,866	3,866
Deferred revenue
Intercompany payables	3,759,348	3,759,348
Other liabilities

TOTAL LIABILITIES	3,763,214	3,763,214

SHAREHOLDER’S EQUITY (DEFICIT)
Common Stock
Paid-In Capital	226,269,962	226,269,962
Deferred compensation
Retained Earnings
Through Filing Date (as of 6/19/03)	(229,939,521)	(229,939,521)
Post Filing Date
Cumulative translation adjustment

TOTAL SHAREHOLDER’S EQUITY	(3,669,559)	(3,669,559)

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	93,655	93,655

Accounts Receivable Detail

Debtor: Mediabridge Technologies, Inc.

Case Number: 03-43656 (Jointly Administered under 03-43655-JBR)

	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
ACCOUNTS RECEIVABLE

Date: 06/19/03
Gross Accounts Receivable	0
Allowance for Doubtful Accounts	0

Net

Date: 06/30/03
Gross Accounts Receivable	0
Allowance for Doubtful Accounts	0

Net

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Mediabridge Technologies, Inc.

Case Number: 03-43656 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	06/30/03
TAXES PAYABLE
Sales & Use Taxes

TOTAL TAXES PAYABLE	0	0

POSTPETITION UNSECURED DEBT
Accrued Payroll
Trade Payables

TOTAL UNSECURED POSTPETITION	0	0

Totals	0	0

INCOME STATEMENT

Debtor: Mediabridge Technologies, Inc.

Case Number: 03-43656 (Jointly Administered under 03-43655-JBR)

	Filing Date 06/19/03 06/30/03	Period 06/30/03 to 9/30/03
NET REVENUE (INCOME)

COST OF GOODS SOLD

GROSS PROFIT	0	0

Selling and Marketing
General and Administrative
Other:

TOTAL OPERATING EXPENSES	0	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	0	0

INTEREST EXPENSE
DEPRECIATION
AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
EXTRAORDINARY INCOME (EXPENSE)

NET INCOME (LOSS)	0	0